(m) Calculations of Illustrations for VUL 5 / VUL 5 ES

Narrative for the Hypothetical Illustration 1

I.	The 0% gross current return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit, 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

                                         = $400,000 or 250% x $12,424.86

                                         = $400,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4:		$10,047.92
+	Annual Premium*	$3,500.00
-	Premium Expense Charge**	$140.00
-	Monthly Deduction***	$768.71
-	Mortality & Expense Charge****	$0.00
+	Hypothetical Rate of Return*****	($214.34)

=		$12,425	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 4% of each premium payment.
***	The monthly deduction is made up of a $7.50 monthly policy fee, a monthly unit charge of $44.00, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$12.54
2	$12.55
3	$12.55
4	$12.55
5	$12.56
6	$12.56
7	$12.56
8	$12.56
9	$12.57

10	$12.57
11	$12.57
12	$12.57
Total	$150.71

****	There is no mortality and expense (M&E) charge.
*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.62%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	($18.49)
2	($18.37)
3	($18.26)
4	($18.15)
5	($18.03)
6	($17.92)
7	($17.80)
8	($17.69)
9	($17.58)
10	($17.46)
11	($17.35)
12	($17.24)
Total	($214.34)

Cash Surrender Value:

Year 5 Cash Surrender Value =
	Year 5 Policy Value	$12,424.86
-	Year 5 Surrender Charge	$7,976.00

=		$4,449	(rounded to the nearest dollar)

II.	The 6% gross current return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit, 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

                                         = $400,000 or 250% x $14,993.28

                                         = $400,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4		$11,761.36
+	Annual Premium*	$3,500.00
-	Premium Expense Charge**	$140.00
-	Monthly Deduction***	$767.88
-	Mortality & Expense Charge****	$0.00
+	Hypothetical Rate of Return*****	$639.80

=		$14,993	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 4% of each premium payment.
***	The monthly deduction is made up of a $7.50 monthly policy fee, a monthly unit charge of $44.00, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$12.49
2	$12.49
3	$12.49
4	$12.49
5	$12.49
6	$12.49
7	$12.49
8	$12.49
9	$12.49
10	$12.49
11	$12.49
12	$12.49
Total	$149.88

****	There is no mortality and expense (M&E) charge.
*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.62%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$53.52
2	$53.49

3	$53.45
4	$53.41
5	$53.37
6	$53.34
7	$53.30
8	$53.26
9	$53.22
10	$53.18
11	$53.15
12	$53.11
Total	$639.80

Cash Surrender Value:

Year 5 Cash Surrender Value =
	Year 5 Policy Value	$14,993.28
-	Year 5 Surrender Charge	$7,976.00

=		$7,017	(rounded to the nearest dollar)

III.	The 12% gross current return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit, 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

                                         = $400,000 or 250% x $18,012.44

                                         = $400,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4		$13,696.41
+	Annual Premium*	$3,500.00
-	Premium Expense Charge**	$140.00
-	Monthly Deduction***	$766.95
-	Mortality & Expense Charge****	$0.00
+	Hypothetical Rate of Return*****	$1,722.98

=		$18,012	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 4% of each premium payment.
***	The monthly deduction is made up of a $7.50 monthly policy fee, a monthly unit charge of $44.00, and a monthly COI charges for year 5 are:

Month	COI
1	$12.43
2	$12.42
3	$12.42
4	$12.42
5	$12.42
6	$12.41
7	$12.41
8	$12.41
9	$12.41
10	$12.40
11	$12.40
12	$12.40
Total	$148.95

****	There is no mortality and expense (M&E) charge.
*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.62%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$140.04
2	$140.66
3	$141.29
4	$141.93
5	$142.58
6	$143.22
7	$143.88
8	$144.54
9	$145.20
10	$145.87
11	$146.55
12	$147.23
Total	$1,722.98

Cash Surrender Value:

Year 5 Cash Surrender Value =
	Year 5 Policy Value	$18,012.44
-	Year 5 Surrender Charge	$7,976.00

=		$10,036	(rounded to the nearest dollar)

Narrative for the Hypothetical Illustration 2

I. The 0% gross current return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $1,500,000, Premium: $20,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

                                         = $1,500,000 or 222% x $74,390.51

                                         = $1,500,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4:		$60,265.43
+	Annual Premium*	$20,000.00
-	Premium Expense Charge**	$800.00
-	Monthly Deduction***	$3,797.76
-	Mortality & Expense Charge****	$0.00
+	Hypothetical Rate of Return*****	($1,277.15)

=		$74,391	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 4% of each premium payment.
***	The monthly deduction is made up of a $7.50 monthly policy fee, a monthly unit charge of $241.50, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$67.37
2	$67.39
3	$67.41
4	$67.43

5	$67.45
6	$67.47
7	$67.49
8	$67.51
9	$67.53
10	$67.55
11	$67.57
12	$67.59
Total	$809.76

****	There is no mortality and expense (M&E) charge.
*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.62%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	($109.66)
2	($109.07)
3	($108.48)
4	($107.89)
5	($107.31)
6	($106.72)
7	($106.13)
8	($105.55)
9	($104.96)
10	($104.38)
11	($103.79)
12	($103.21)
Total	($1,277.15)

Cash Surrender Value:

Year 5 Cash Surrender Value =
	Year 5 Policy Value	$74,390.51
-	Year 5 Surrender Charge	$33,630.00

=		$40,761	(rounded to the nearest dollar)

II. The 6% gross current return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $1,500,000, Premium: $20,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

                                         = $1,500,000 or 222% x $89,630.87

                                         = $1,500,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4:		$70,412.15
+	Annual Premium*	$20,000.00
-	Premium Expense Charge**	$800.00
-	Monthly Deduction***	$3,790.68
-	Mortality & Expense Charge****	$0.00
+	Hypothetical Rate of Return*****	$3,809.39

=		$89,631	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 4% of each premium payment.
***	The monthly deduction is made up of a $7.50 monthly policy fee, a monthly unit charge of $241.50, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$66.89
2	$66.89
3	$66.89
4	$66.89
5	$66.89
6	$66.89
7	$66.89
8	$66.89
9	$66.89
10	$66.89
11	$66.89
12	$66.89
Total	$802.68

****	There is no mortality and expense (M&E) charge.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.62%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$317.42
2	$317.42
3	$317.43
4	$317.44
5	$317.44
6	$317.45
7	$317.45
8	$317.46
9	$317.46
10	$317.47
11	$317.47
12	$317.48
Total	$3,809.39

Cash Surrender Value:

Year 5 Cash Surrender Value =
	Year 5 Policy Value	$89,630.87
-	Year 5 Surrender Charge	$33,630.00

=		$56,001	(rounded to the nearest dollar)

III. The 12% gross current return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $1,500,000, Premium: $20,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

                                         = $1,500,000 or 222% x $107,528.95

                                         = $1,500,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4:	$81,860.53
+ Annual Premium*	$20,000.00

-	Premium Expense Charge**	$800.00
-	Monthly Deduction***	$3,782.45
-	Mortality & Expense Charge****	$0.00
+	Hypothetical Rate of Return*****	$10,250.87

=		$107,529	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 4% of each premium payment.
***	The monthly deduction is made up of a $7.50 monthly policy fee, a monthly unit charge of $241.50, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$66.34
2	$66.32
3	$66.29
4	$66.27
5	$66.24
6	$66.22
7	$66.19
8	$66.17
9	$66.14
10	$66.12
11	$66.09
12	$66.06
Total	$794.45

****	There is no mortality and expense (M&E) charge.
*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.62%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$830.24
2	$834.49
3	$838.77
4	$843.08
5	$847.43
6	$851.82
7	$856.24
8	$860.70
9	$865.19

10	$869.73
11	$874.30
12	$878.90
Total	$10,250.87

Cash Surrender Value:

Year 5 Cash Surrender Value =
	Year 5 Policy Value	$107,528.95
-	Year 5 Surrender Charge	$33,630.00

=		$73,899	(rounded to the nearest dollar)

Narrative for the Hypothetical Illustration 3

I. The 0% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

                                         = $400,000 or 250% x $9,493.42

                                         = $400,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4:		$7,728.57
+	Annual Premium*	$3,500.00
-	Premium Expense Charge**	$140.00
-	Monthly Deduction***	$1,362.84
-	Mortality & Expense Charge****	$62.12
+	Hypothetical Rate of Return*****	($170.18)

=		$9,493	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 4% of each premium payment.

***	The monthly deduction is made up of a $15.00 monthly policy fee, a monthly unit charge of $54.80, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$43.69
2	$43.70
3	$43.72
4	$43.73
5	$43.75
6	$43.76
7	$43.78
8	$43.79
9	$43.81
10	$43.82
11	$43.84
12	$43.85
Total	$525.24

****	The mortality and expense (M&E) charge is 0.60% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.60% for all years.
*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.62%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	($15.20)
2	($15.01)
3	($14.83)
4	($14.64)
5	($14.46)
6	($14.27)
7	($14.09)
8	($13.90)
9	($13.72)
10	($13.54)
11	($13.35)
12	($13.17)
Total	($170.18)

Cash Surrender Value:

Year 5 Cash Surrender Value =
	Year 5 Policy Value	$9,493.42
-	Year 5 Surrender Charge	$7,976.00

=		$1,517	(rounded to the nearest dollar)

II. The 6% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

                                         = $400,000 or 250% x $11,568.31

                                         = $400,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4		$9,131.44
+	Annual Premium*	$3,500.00
-	Premium Expense Charge**	$140.00
-	Monthly Deduction***	$1,360.52
-	Mortality & Expense Charge****	$72.43
+	Hypothetical Rate of Return*****	$509.82

=		$11,568	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 4% of each premium payment.
***	The monthly deduction is made up of a $15.00 monthly policy fee, a monthly unit charge of $54.80, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$43.53
2	$43.54
3	$43.55
4	$43.55
5	$43.56
6	$43.57
7	$43.58
8	$43.59
9	$43.60
10	$43.61

11	$43.62
12	$43.62
Total	$522.92

****	The mortality and expense (M&E) charge is 0.60% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.60% for all years.
*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.62%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$43.98
2	$43.71
3	$43.44
4	$43.17
5	$42.90
6	$42.63
7	$42.35
8	$42.08
9	$41.81
10	$41.53
11	$41.25
12	$40.98
Total	$509.82

Cash Surrender Value:

Year 5 Cash Surrender Value =
	Year 5 Policy Value	$11,568.31
-	Year 5 Surrender Charge	$7,976.00

=		$3,592	(rounded to the nearest dollar)

III. The 12% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

                                         = $400,000 or 250% x $14,017.76

                                         = $400,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4		$10,722.05
+	Annual Premium*	$3,500.00
-	Premium Expense Charge**	$140.00
-	Monthly Deduction***	$1,357.83
-	Mortality & Expense Charge****	$84.32
+	Hypothetical Rate of Return*****	$1,377.86

=		$14,018	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 4% of each premium payment.
***	The monthly deduction is made up of a $15.00 monthly policy fee, a monthly unit charge of $54.80, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$43.35
2	$43.35
3	$43.35
4	$43.35
5	$43.35
6	$43.35
7	$43.35
8	$43.35
9	$43.35
10	$43.36
11	$43.36
12	$43.36
Total	$520.23

****	The mortality and expense (M&E) charge is 0.60% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.60% for all years.
*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.62%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$115.06

2	$115.02
3	$114.98
4	$114.93
5	$114.89
6	$114.85
7	$114.80
8	$114.76
9	$114.71
10	$114.67
11	$114.62
12	$114.58
Total	$1,377.86

Cash Surrender Value:

Year 5 Cash Surrender Value =
	Year 5 Policy Value	$14,017.76
-	Year 5 Surrender Charge	$7,976.00

=		$6,042	(rounded to the nearest dollar)

Narrative for the Hypothetical Illustration 4

I. The 0% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $1,500,000, Premium: $20,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

                                         = $1,500,000 or 222% x $59,701.48

                                         = $1,500,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4:		$48,770.11
+	Annual Premium*	$20,000.00
-	Premium Expense Charge**	$800.00
-	Monthly Deduction***	$6,826.79
-	Mortality & Expense Charge****	$385.00
+	Hypothetical Rate of Return*****	($1,056.84)

=		$59,701	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 4% of each premium payment.
***	The monthly deduction is made up of a $15.00 monthly policy fee, a monthly unit charge of $303.00, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$250.23
2	$250.36
3	$250.48
4	$250.60
5	$250.72
6	$250.84
7	$250.96
8	$251.08
9	$251.20
10	$251.32
11	$251.44
12	$251.56
Total	$3,010.79

****	The mortality and expense (M&E) charge is 0.60% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.60% for all years.
*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.62%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	($93.34)
2	($92.38)
3	($91.41)
4	($90.45)
5	($89.50)
6	($88.54)
7	($87.58)
8	($86.63)
9	($85.68)
10	($84.73)

11	($83.78)
12	($82.83)
Total	($1,056.84)

Cash Surrender Value:

Year 5 Cash Surrender Value =
	Year 5 Policy Value	$59,701.48
-	Year 5 Surrender Charge	$33,630.00

=		$26,071	(rounded to the nearest dollar)

II. The 6% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $1,500,000, Premium: $20,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

                                         = $1,500,000 or 222% x $72,517.96

                                         = $1,500,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4		$57,408.42
+	Annual Premium*	$20,000.00
-	Premium Expense Charge**	$800.00
-	Monthly Deduction***	$6,804.60
-	Mortality & Expense Charge****	$448.48
+	Hypothetical Rate of Return*****	$3,162.62

=		$72,518	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 4% of each premium payment.
***	The monthly deduction is made up of a $15.00 monthly policy fee, a monthly unit charge of $303.00, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$248.72

2	$248.78
3	$248.84
4	$248.90
5	$248.96
6	$249.02
7	$249.08
8	$249.14
9	$249.20
10	$249.26
11	$249.32
12	$249.38
Total	$2,988.60

****	The mortality and expense (M&E) charge is 0.60% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.60% for all years.
*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.62%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$270.17
2	$268.98
3	$267.78
4	$266.59
5	$265.38
6	$264.18
7	$262.97
8	$261.76
9	$260.54
10	$259.32
11	$258.09
12	$256.86
Total	$3,162.62

Cash Surrender Value:

Year 5 Cash Surrender Value =
	Year 5 Policy Value	$72,517.96
-	Year 5 Surrender Charge	$33,630.00

=		$38,888	(rounded to the nearest dollar)

III. The 12% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $1,500,000, Premium: $20,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

                                         = $1,500,000 or 222% x $87,623.40

                                         = $400,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4		$67,186.16
+	Annual Premium*	$20,000.00
-	Premium Expense Charge**	$800.00
-	Monthly Deduction***	$6,778.99
-	Mortality & Expense Charge****	$521.65
+	Hypothetical Rate of Return*****	$8,537.87

=		$87,623	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 4% of each premium payment.
***	The monthly deduction is made up of a $15.00 monthly policy fee, a monthly unit charge of $303.00, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$247.01
2	$247.00
3	$246.98
4	$246.96
5	$246.94
6	$246.93
7	$246.91
8	$246.89
9	$246.87
10	$246.85
11	$246.83
12	$246.82
Total	$2,962.99

****	The mortality and expense (M&E) charge is 0.60% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.60% for all years.
*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.62%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$706.90
2	$707.71
3	$708.53
4	$709.36
5	$710.19
6	$711.03
7	$711.87
8	$712.73
9	$713.59
10	$714.45
11	$715.32
12	$716.20
Total	$8,537.87

Cash Surrender Value:

Year 5 Cash Surrender Value =
	Year 5 Policy Value	$87,623.40
-	Year 5 Surrender Charge	$33,630.00

=		$53,993	(rounded to the nearest dollar)